Number/Column Data Field   Description of Change
Column I Historical & Historical  Added validation fields for Historical & Historical expired trades.
Column J Backload   Added validation fields for Backloaded trades.
Number 084 SEC Trade Party Role 1   Amended Column B to indicate New Field.  Amended Column F to rename field to SEC Trade Party Role 1
Number 085 SEC Trade Party Role 2   Amended Column B to indicate New Field.  Amended Column F to rename field to SEC Trade Party Role 2
Number 086 Clearer Prefix   Amended field name to state "Clearer Prefix" rather than "Clearing DCO Prefix"
Number 087 Clearer Value   Amended field name to state "Clearer Value" rather than "Clearing DCO Value". Amended valid values under column P - changed "LEI of Clearing DCO" to "LEI of Clearer"
Number 090 Pricing Context   Amended description on column G.  Amended column O valid values to include "Prime Brokerage", "Allocation", "Cross Boarder", "Historic Trade", "Pricing Report Exempt Other"
Number 112 Branch ID Location Party 1 Amended Format under column O. Amended sample Column Q
Number 113 Branch ID Location Party 1
  (subdivision +branch)  Added new row to indicate addition field for Branch ID location to support subdivision + branch.
Number 114 Branch ID Location Party 2 Amended Format under column O. Amended sample Column Q
Number 178 Lifecycle Event   Amended flag on column E to indicate "Y" for Public Dissemination rather than "N"
Number 202 Branch ID Location Party 2
  (subdivision +branch)  Added new row to indicate addition field for Branch ID location to support subdivision + branch.
Number 217 Confirmation Date and Time Added new row for field Confirmation Date Time

Number Existing/New Category SEC Rule Public   Data Field    Description      Conditionality Historical  Backload Data Type Precision Scale Format  Valid Values   Sample  Validation Rules                    Narrative
       Dissemination               & Historical
                       Expired
1 Existing Primary  901.c.1  Y  Product ID Prefix   The prefix value for the type of Product ID provided.  R O  R  Text  20     ISDA    ISDA
2 Existing Primary  901.c.1  Y  Product ID Value   The ISDA Taxonomy representing the product structure.  R O  R  Text  200     Please refere to the Valid
                                  Values Product ID tab  Equity:Swap:
                                      PriceReturnBasicPerformance:
                                      SingleName
3 Existing Primary  901.c.1.i Y  Option Type    An indication of the type of option.    C O  O  Text  50     Put, Call   Put  "Options - This field is Conditional;
                                        Required when transaction type is Trade, Novation-Trade, Amendment or
                                        CorporateAction; Otherwise, Optional when transaction type is Increase or
                                        Novation; Otherwise, Not Applicable.

                                        Structured Product - This field is Conditional; Optional when transaction type is Trade, Novation-Trade, Amendment,CorporateAction, Increase or
                                        Termination; Otherwise, Not Applicable."
4 Existing Primary  901.c.1.i Y  Option Family/Style   An indication of the style of the option transaction.  C O  O  Text  15     European, American, Bermudan European Structured Products:  Conditional; Not Applicable when transaction type is Novation or Exercise; Otherwise, Optional.
5 Existing Primary  901.c.1.i Y  Option Style    An indication of the style of the option transaction.  C O  O  Text  15     European, American, Bermudan European Option:  Required for Transaction Type "trade", "amendment", "corporateaction", "novationtrade"; Optional for Transaction Type "increase', "novation".
                                        Otherwise, not applicable
6 Existing Primary  901.c.1.i Y  Primary Asset Class   Indicates asset class associated to the message.  R R  R  Text  20     Equity  Equity
7 Existing Primary  901.c.1.i Y  Underlying Asset   The Underlying Asset ID of the transaction    R O  O  Text  50         IBM.N  "Dividend Swaps, Forwards, Options and Variance Swaps - When transaction type is Novation this field is Not Applicable.
                                        For all other transactions it is Conditional; Optional when Underlying Asset Identifier Type has a value of ""SingleOther""
                                        or ""Basket""; Otherwise, Required.

                                        ES_PSA_CFD and Structured Products - When transaction type is Novation, Increase, Termination or Exercise (if applicable) this field is Not Applicable. For all other transactions it is Conditional; Optional when the only Underlying Asset Identifier Type is ""SingleOther"" or ""Basket""; Otherwise, Required."
8 Existing Primary  901.c.1.i Y  Underlying Asset    Identifier Type Indicates the type of identifier
              submitted for Underlying Asset     C O  R  Text  20     RIC, SEDOL, ISIN, Valoren,
                                  CUSIP, Bloomberg, SingleOther
                                  (a generic name for any Single
                                  Reference underlying), Basket
                                  (firm specific multi component
                                  underlying), SICC  SingleOther "Dividend Swaps, Forwards, Options and Variance Swaps - When transaction type is Novation this field is Not Applicable. For all other transactions it is Required.
                                        ES_PSA_CFD and Structured Products - When transaction type is Novation, Increase, Termination or Exercise (if applicable) this field is
                                        Not Applicable. For all other transactions it is Required."
9 Existing Primary  901.c.1.ii Y  Trade Date    The date on which the trade was executed.   C O  R  Date  10   YYYY-MM-DD     2016-01-01 Required for Transaction Type "trade", "amendment", "corporateaction", "novationtrade"; Optional for Transaction Type "increase', "termination".
10 Existing Primary  901.c.1.iii Y  Equity Leg Final Valuation Date  "Specifies the final Valuation Date of an Equity Swap
              Transaction equity leg.
"     C O  O  Date  10   YYYY-MM-DD     2016-01-01 ES-PSA-CFD: When Transaction Type is "amendment", "backload", "corporateaction", "novation trade", "trade",  this field is Optional if Allocation Indicator has a value of "PreAllocation"; Otherwise, Required. For other product types, not applicable.
11 Existing Primary  901.c.1.iii Y  Expiration Date    Specifies the Expiration Date in respect of a Option
              Transaction       C O  O  Date  10   YYYY-MM-DD     2016-01-01 Options: When Transaction Type is "amendment", "corporateaction", "novation trade", "trade" or RT message for "novation", this field is Required. For Options when Transaction Type is "increase", "novation", this field is Optional.
12 Existing Primary  901.c.1.iii Y  Floating Leg End Date/Termination Date Specifies the Termination Date in respect of an Equity Swap
              Transaction. This is the last payment date on the floating leg. C O  O  Date  10   YYYY-MM-DD     2016-01-01 ES-PSA-CFD: Optional when Floating Rate Option or Fixed Rate is populated; Otherwise, not applicable.
13 Existing Primary  901.c.1.iii Y  Period End Date    In respect of each Dividend Period, the date observations end
              for the given Dividend Period.     C O  O  Date  10   YYYY-MM-DD     2016-01-01 Dividend Swaps: Required for Transaction Type "trade", "amendment", "corporateaction", "novationtrade" and Optional for Transaction Type "increase', "termination".  The last value submitted for Period End Date will be publically Price Disseminated

14 Existing Primary  901.c.1.iii Y  Termination Date/Expiration Date The maturity, termination, or end date of the transaction. C O  O  Date  10   YYYY-MM-DD     2016-01-01 Structured Products: Required for Transaction Type "trade", "amendment", "corporateaction", "novationtrade" and Optional for Transaction Type "increase', "termination".
15 Existing Primary  901.c.1.iii Y  Valuation Date    The maturity date of the transaction for Forward and Variance
              Swap        C O  R  Date  10   YYYY-MM-DD     2016-01-01 Forward and Variance Swaps - Conditional; Not Applicable when transaction type is Novation; Otherwise, Optional when transaction type is Increase or Termination.
                                        For all other transactions this field is Required..
16 Existing Primary  901.c.1.iv Y  Premium Payment Date   Payment date of the premium     C O  O  Date  10   YYYY-MM-DD     2016-01-01 "Options - When transaction type is Trade, Amendment or CorporateAction this field is Conditional; Required when Premium or Premium per Option is populated;
                                        Otherwise, Not Applicable. For all other transactions this field is Not Applicable.

Structured Product - When transaction type is Trade, Novation-Trade, Amendment or
                                        CorporateAction this field is Conditional; Optional when Premium Amount is populated; Otherwise, Not Applicable. For all other transactions this field is Not Applicable."
17 Existing Primary  901.c.1.iv Y  Cash Settlement Payment Date  "For a Cash-settled Forward Transaction specifies the Cash
              Settlement Payment Date

"     C O  O  Date  10   YYYY-MM-DD     2016-01-01 Forwards: Optional when Transacation Type is "trade", "amendment", "novationtrade", "corporateaction". Otherwise, not applicable
18 Existing Primary  901.c.1.iv Y  Cash Settlement Payment Date Offset "Specifies the Cash Settlement Payment Date in terms of a number of Currency Business Days following the Valuation Date.
" C O  O  Numeric  5         3  "ES_PSA_CFD - When transaction type is Novation, Increase or Termination this field is Not Applicable. For all other transactions it is Conditional, Not Allowed when
                                        Equity Leg Payment Dates are populated; Otherwise, Optional.
Options and Variance Swaps - When transaction type is Novation, Increase, Termination or Exercise (if applicable) this field is Not Applicable. For all other transactions it is Optional. "
19 Existing Primary  901.c.1.iv Y  Dividend Payment Offset   "For an Dividend Swap Transaction this specifies the Cash
              Settlement Payment Date in terms of a number of Currency
              Business Days following the Valuation Date.
"   C O  O  Numeric  5         3  ES_PSA_CFD: Conditional; Optional when transaction type is Trade, Novation-Trade, Amendment or CorporateAction; Otherwise, Not Applicable.
20 Existing Primary  901.c.1.iv Y  Equity Leg Payment Dates  List of payment dates for the equity leg   C O  O  Date  10   YYYY-MM-DD     2016-01-01 ES-PSA-CFD: When transaction type is Trade, Novation-Trade, Amendment, Increase, Termination or CorporateAction this field is Conditional; Not Allowed when Cash
                                        Settlement Payment Date Offset is populated; Otherwise, Optional. When transaction type is Increase or Termination this field is Optional, for Novation it is Not Applicable.
21 Existing Primary  901.c.1.iv Y  Fixed Amount Payment Date  In respect of each Dividend Period, the adjusted fixed payment
              date for the given Dividend Period.    C O  O  Date  10   YYYY-MM-DD     2016-01-01 Dividend Swap: When transaction type is Novation this field is Not Applicable. For all other transactions this field is Conditional; Not Allowed when Fixed Amount Payment
                                        Date Offset is populated; Otherwise, Optional.
22 Existing Primary  901.c.1.iv Y  Fixed Amount Payment Date Offset Indicates the number of relative days that the fixed amount
              will be paid.       C O  O  Numeric  5         3  Dividend Swap: When transaction type is Novation this field is Not Applicable. For all other transactions this field is Conditional; Not Allowed when  Fixed Amount Payment
                                        Date is populated; Otherwise, Optional.
23 Existing Primary  901.c.1.iv Y  Floating Leg Designated Maturity Period The floating rate option quote rate (LIBOR 1 month vs 3 months) C O  O  Text  1     M, D, W, Y   M  ES-PSA-CFD: When transaction type is Novation this field is Not Applicable. For all other transactions this field is Conditional; Required when Floating Rate Option is populated; Otherwise, Not Applicable.
24 Existing Primary  901.c.1.iv Y  Floating Leg Designated Maturity Period The floating rate option quote rate multiplier(LIBOR 1 month
         Multiplier    vs 3 months)       C O  O  Numeric  6   "A whole number

Zero is not allowed."    5  ES-PSA-CFD: Conditional; Required when Floating Leg Designated Maturity Period is populated; Otherwise, Not Applicable
25 Existing Primary  901.c.1.iv Y  Floating Leg Payment Dates  Shows the Period End Dates for each Floating Leg Calculation
              Period which is also the payment date    C O  O  Date  10   YYYY-MM-DD     2016-01-01 ES-PSA-CFD:When transaction type is Novation this field is Not Applicable. For all other transactions this field is Conditional; Not Allowed when the Floating Leg Payment
                                        Frequency Period is populated; Otherwise, Optional when Floating Rate Option or Fixed Rate is populated; Otherwise, Not Applicable.
26 Existing Primary  901.c.1.iv Y  Floating Leg Payment Frequency Period The frequency of floating leg payments    C O  O  Text  1   M, D, W, Y,T     M  ES-PSA-CFD: When transaction type is Novation this field is Not Applicable. For all other transactions this field is Conditional; Not Allowed when Floating Leg Payment
                                        Dates are populated; Otherwise, Optional when Floating Rate Option or Fixed Rate is populated;  Otherwise, Not Applicable.
27 Existing Primary  901.c.1.iv Y  Floating Leg Payment Frequency Period  The frequency multiplier of floating leg
         Multiplier    payments       C O  O  Numeric  6         3  ES-PSA-CFD: Conditional; Required when Floating Leg Payment Frequency Period is populated; Otherwise, Not Applicable.
28 Existing Primary  901.c.1.iv Y  Floating Rate Option   Specifies the Floating Rate Option in respect of an Equity
              Swap Transaction (Libor). This field is not applicable if fixed
              rate has been selected for the interest leg.   C O  O  Text  100         USD-LIBOR-BBA ES-PSA-CFD: When transaction type is Novation this field is Not Applicable. For all other transactions this field is Conditional; Not Allowed when the Underlying Asset Fixed
                                        Rate  is populated; Otherwise, Optional for any Increase or any Termination; Otherwise, Optional.
29 Existing Primary  901.c.1.iv Y  Period Fixed Amount   In respect of each Dividend Period, the fixed Cash amount for
              the given Dividend Period.     C O  O  Numeric  20  10       12345.12 Dividend Swap: When transaction type is Novation, Increase or Termination this field is Not Applicable. For all other transactions it is Optional.
30 Existing Primary  901.c.1.iv Y  Period Fixed Strike   Amount to pay per underlier for each Dividend Period.  C O  O  Numeric  20  10       12345.12 Dividend Swap: Conditional; Not Applicable when transaction type is Novation; Otherwise, Optional when transaction type is Increase or Termination. For all other transactions this field is Required.
31 Existing Primary  901.c.1.iv Y  Period Start Date   In respect of each Dividend Period, the date observations start
              for the given Dividend Period.     C O  O  Date  10   YYYY-MM-DD     2016-01-01 Dividend Swap: When transaction type is Novation, Increase or Termination this field is Not Applicable. For all other transactions it is Required.
32 Existing Primary  901.c.1.iv Y  Premium     The amount paid to enter into an Option.   C O  O  Numeric  30  10       12345.12 Option: Conditional; Not Applicable when transaction type is Novation-Trade, Novation, Increase, Termination or Exercise. For all other transactions this field is Required.
33 Existing Primary  901.c.1.iv Y  Premium Amount    The amount paid to enter into an Option in a Structured Product.C O  O  Numeric  30  10 0 to 20 whole numbers with 0 to 10 decimal
                                places."0" is a valid
                                value.      0  Structured Products:  Conditional; Not Applicable when transaction type is Novation, Increase, Termination or Exercise. For all other transactions this field is Optional.
34 Existing Primary  901.c.1.iv Y  Premium Amount Currency   The currency associated with the Premium Amount.  C O  O  Text  3   3-digit ISO currency
                                code (ISO 4217)     USD  Structured Products:  Conditional; Required when Premium Amount is populated; Otherwise, Not Applicable.
35 Existing Primary  901.c.1.iv Y  Premium Currency   The currency associated with the Premium.   C O  O  Text  3   3-digit ISO currency
                                code (ISO 4217)     USD  Option: Conditional; Required when Premium is populated; Otherwise, Not Applicable.
36 Existing Primary  901.c.1.iv Y  Prepayment Amount   Amount paid at the beginning of the deal instead of the forward
              date        C O  O  Numeric  30  10       12345.12 Forwards: Conditional; Not Applicable when transaction type is Novation, Increase or Termination. For all other transactions this field is Optional.
37 Existing Primary  901.c.1.iv Y  Prepayment Currency   Currency of the amount paid at the beginning of the deal
              instead of the forward date     C O  O  Text  3   3-digit ISO currency
                                code (ISO 4217)     USD  Forwards: Conditional; Optional when Prepayment Amount is populated; Otherwise, Not Applicable.
38 Existing Primary  901.c.1.iv Y  Prepayment Date    Date of the prepayment      C O  O  Date  10   YYYY-MM-DD     2016-01-01 Forwards: Conditional; Optional when Prepayment Amount is populated; Otherwise, Not Applicable.
39 Existing Primary  901.c.1.iv Y  Price Notation    The quoted price at time of trade execution.   C O  O  Numeric  30  10 0 to 20 whole numbers with
                                0 to 10 decimal places    1  Conditional; Required when Price Notation Type is populated with a value of Level, Currency, Percentage or BasisPoints; Otherwise, Optional.
40 Existing Primary  901.c.1.iv Y  Price Notation Type   The quoting type associated with the Price Notation.  O O  O  Text  40     "Level, Currency (ISO
                                  Currency value), Percentage,
                                  BasisPoints

Values to be
                                  supplied for Derived
                                  Prices
VWAPPrice, TWAPPrice,
                                  NAV, OpenPrice, ClosingPrice,
                                  ExpiringContractLevel,
                                  HedgeExecution,
                                  AgreedInitialPrice"  Currency
41 Existing Primary  901.c.2  Y  Original Execution Timestamp  The date and time of the original execution timestamp of the
              transaction.       R O  O  DateTime 20   YYYY-MM-DDTHH:MM:SSZ
                                (UTC format)     2012-04-10T15:24:42Z
42 Existing Primary  901.c.3  Y  Declared Cash Dividend Percentage For a Dividend Swap Transaction, an amount as declared by the
              Issuer, before the withholding or deduction of taxes at source
              in respect of such a dividend.     C O  O  Numeric  10  5 Enter 0.01500 for 1.5%.
                                Do not enter % sign in cell.   0.01500  Dividend Swap: Not Applicable when transaction type is Novation; Otherwise, Optional.
43 Existing Primary  901.c.3  Y  Declared Cash Equivalent Dividend
         Percentage    For a Dividend Swap Transaction, an amount per Share being the cash value of any stock dividend declared by the Issuer or, if the Issuer declares no cash value, the cash value of such stock
               dividend.       C O  O  Numeric  10  5 Enter 0.01500 for 1.5%.
                                Do not enter % sign in cell.   0.01500  Dividend Swap: Not Applicable when transaction type is Novation; Otherwise, Optional.
44 Existing Primary  901.c.3  Y  Dividend Payment Date   In respect of each Dividend Period, the adjusted cash
              settlement date for the given Dividend Period. (repeatable) C O  O  Date  10   YYYY-MM-DD     2016-01-01 Dividend Swap: When transaction type is Trade, Novation-Trade, Amendment, Increase, Termination or CorporateAction this field is Conditional; Not Allowed when Valuation Date is populated; Otherwise, Optional. For all other transactions this field is Not Applicable.
45 Existing Primary  901.c.3  Y  Fee In     "This is an upfront payment the buyer pays.

If Fee In  specifies
              an amount in Basis Points to be paid by the non-equity payer.

(Mainly used with AEJ MCAs)"     C O  O  Numeric  30  10       12345.12 ES-PSA-CFD: Conditional; Not Applicable when transaction type is Novation; Otherwise, Optional.
46 Existing Primary  901.c.3  Y  Forward Price    Price to be paid in future for underlyer   C O  O  Numeric  30  10       12345.12 Forwards:  When transaction type is Novation this field is Not Applicable. For all other transactions this field is Conditional; Optional for Increase or Termination;
                                        Otherwise, Required.
47 Existing Primary  901.c.3  Y  Forward Price Currency   Price currency to be paid in future for undedrlyer  C O  O  Text  3   3-digit ISO currency code (ISO 4217)  USD  Forwards: Conditional; Required when Forward Price is populated; Otherwise, Not Applicable.
48 Existing Primary  901.c.3  Y  Forward Strike Percentage  "Specifies the percentage of the price of the Share on the
              Strike Date that will be the Strike Price for a Option
              Transaction that is forward starting.
"    C O  O  Numeric  10  5 Enter 0.01500 for 1.5%.
                                Do not enter % sign in cell.   0.01500  Options: Conditional; Not Applicable when transaction type is Novation or Exercise; Otherwise, Optional.
49 Existing Primary  901.c.3  Y  Funded Amount    Specifies the amount of the funding in respect of an Equity
              Swap Transaction.      C O  O  Numeric  30  10       12345.12 ES-PSA-CFD: Conditional; Not Applicable when transaction type is Novation; Otherwise, Optional.
50 Existing Primary  901.c.3  Y  Funded Amount Currency   Specifies the currency amount of the funding in respect of
              an Equity Swap Transaction.     C O  O  Text  3   3-digit ISO currency code (ISO 4217)  USD  ES-PSA-CFD: Conditional; Required when Funded Amount is populated; Otherwise, Not Applicable.
51 Existing Primary  901.c.3  Y  Material Non-Cash Dividend  Identifies if Material Non-Cash Dividends are applicable.  C O  O  Text  5     true, false   TRUE  Dividend Swap: Conditional; Not Applicable when transaction type is Novation; Otherwise, Optional.
52 Existing Primary  901.c.3  Y  Multiplier (Index)   A multiplier which increases exposure of the underlier for
              an index       C O  O  Numeric  20 10        10  Option: When transaction type is Termination or Execise this field is Not Applicable. For all other transactions this field is Conditional, Optional for a single index;
                                        Otherwise, Not Allowed.
53 Existing Primary  901.c.3  Y  Option Strike Price   The level or price at which an option may be exercised.  C O  O  Numeric  30 10  0 to 20 whole numbers with 0 to 10 decimal places. "0" is a
                                valid value.     0  Structured Products:
54 Existing Primary  901.c.3  Y  Special Dividends   Indicates if Special Dividends (extremely large dividends out
              of the normal) apply      C O  O  Text  5     true, false   TRUE  Dividend Swap: When transaction type is Novation this field is Not Applicable. For all other transactions it is Optional.
55 Existing Primary  901.c.3  Y  Strike Price    Specifies the Strike Price in respect of a Option Transaction. C O  O  Numeric  30 10        12345.12 Option: When transaction type is Novation or Exercise this field is Not Applicable. For all other transactions this field is Conditional, Not Allowed when Strike Date or
                                        Forward Strike Percentage
                                        is populated; Otherwise, Optional for Increase and Termination; Otherwise, Required.
56 Existing Primary  901.c.3  Y  Strike Price Currency   The Currency associated to the Strike Price   C O  O  Text  3   3-digit ISO currency code (ISO 4217)  USD  Option: Conditional; Required when Strike Price is populated; Otherwise, Not Applicable.
57 Existing Primary  901.c.3  Y  Underlying Asset Declared Cash
         Dividend Percentage   Percentage of declared cash dividend to be paid   C O  O  Numeric  10 5  Enter 0.01500 for 1.5%.
                                Do not enter % sign in cell.   0.01500  ES-PSA-CFD: When transaction type is Novation this field is Not Applicable. For all other transactions it is Optional.
58 Existing Primary  901.c.3  Y  Underlying Asset Declared
         Cash Equivalent Dividend Percentage Percentage of declared non-cash dividend to be paid  C O  O  Numeric  10 5  Enter 0.01500 for 1.5%.
                                Do not enter % sign in cell.   0.01500  ES-PSA-CFD: When transaction type is Novation this field is Not Applicable. For all other transactions it is Optional.
59 Existing Primary  901.c.3  Y  Underlying Asset Dividend Percentage Identifies the percentage of the dividend to be paid.  C O  O  Numeric  10 5  Enter 0.01500 for 1.5%.
                                Do not enter % sign in cell.   0.01500  ES-PSA-CFD:When transaction type is Novation this field is Not Applicable. For all other transactions it is Optional.
60 Existing Primary  901.c.3  Y  Underlying Asset Fixed Rate  Payer of the equity leg (per underlier)    C O  O  Numeric  25 10  The value should be stated as
                                a percentage where  0.5 means 50%.  0.5  ES-PSA-CFD: When transaction type is Novation this field is Not Applicable. For all other transactions it is Conditional, Not Allowed when the Floating Rate Option is populated;
                                        Otherwise, Optional.
61 Existing Primary  901.c.3  Y  Underlying Asset Floating Leg Spread Spread on the financing leg     C O  O  Numeric  25 10  Positive, Negative and 0 are valid numbers -5  ES-PSA-CFD: When transaction type is Novation this field is Not Applicable. For all other transactions it is Conditional, Not Allowed when the Fixed Rate is populated; Otherwise,
                                        Optional for  any Increase or any Termination; Otherwise, Required when Floating Rate Option is populated; Otherwise, Not Applicable.
62 Existing Primary  901.c.3  Y  Underlying Asset Initial Price  Stated initial price. (Price of first observation)  C O  O  Numeric  30 10        12345.12 ES-PSA-CFD: When transaction type is Novation, Increase or Termination this field is Not Applicable. For all other transactions it is Conditional, Optional if Underlying Asset
                                        Initial Price Election is populated; Otherwise, Optional when Underlying Asset Notional is not populated; Otherwise, Required.
63 Existing Primary  901.c.3  Y  Underlying Asset Initial Price Currency Currency of the initial price     C O  O  Text  3   3-digit ISO currency code (ISO 4217)  USD  ES-PSA-CFD: Conditional; Required when Underlying Asset Initial Price is populated; Otherwise, Not Applicable.
64 Existing Primary  901.c.3  Y  Underlying Asset Initial Price Election Method to identify the initial price    C O  O  Text  40     HedgeExecution,
                                  AgreedInitialPrice,
                                  VWAPPrice, TWAPPrice,
                                  ClosingPrice, OpenPrice,
                                  NAV    ClosingPrice ES-PSA-CFD: When transaction type is Novation, Increase or Termination this field is Not Applicable. For all other transactions it is Conditional, Optional if Underlying Asset
                                        Initial Price is populated; Otherwise, Optional if Underlying Asset Notional is not populated; Otherwise, Required.
65 Existing Primary  901.c.3  Y  Variance Cap    Specifies the Variance Cap in respect of a Variance Swap
              Transaction.       C O  O  Numeric  30 10        12345.12 Variance Swap: When transaction type is Novation this field is Not Applicable. For all other transactions it is Optional.
66 Existing Primary  901.c.3  Y  Variance Strike Price   Expected variance  (Square of Volatility Strike Price)  C O  O  Numeric  30 10        12345.12 Variance Swap: When transaction type is Novation this field is Not Applicable. For all other transactions it is Conditional, Not Allowed if Volatility Strike Price is populated;
                                        Otherwise, Optional for any Increase or Termination; Otherwise, Required.
67 Existing Primary  901.c.3  Y  Volatility Cap    Specifies the Volatility Cap in respect of a Variance Swap
              Transaction.        C O  O  Numeric  30 10        12345.12 Variance Swap: When transaction type is Novation this field is Not Applicable. For all other transactions it is Optional.
68 Existing Primary  901.c.3  Y  Volatility Strike Price   Expected Volatility  (Volatility Strike Price = Square root
              of Variance Strike Price .)     C O  O  Numeric  30 10        12345.12 Variance Swap: When transaction type is Novation this field is Not Applicable. For all other transactions it is Conditional, Not Allowed when Variance Strike Price is populated;
                                        Otherwise, Optional for any Increase or Termination; Otherwise, Required.
69 Existing Primary  901.c.4  Y  Deal Notional Amount   Specifies the Equity Swap Notional Amount in respect of the
              Equity Swap Transaction.     C O  O  Numeric  30 10        12345678.12 ES_PSA_CFD and Structured Products - This field is Optional when transaction type is Trade, Novation-Trade, Amendment or CorporateAction; Otherwise, Not Applicable.
70 Existing Primary  901.c.4  Y  Deal Notional Amount Currency  Specifies the currency of the Equity Notional Amount in
              respect of an Equity Swap Transaction.    C O  O  Text  3   3-digit ISO currency code (ISO 4217)  USD  ES_PSA_CFD and Structured Products - This field is Required if Deal Notional Amount is populated; Otherwise, Not Applicable.
71 Existing Primary  901.c.4  Y  Deal Units    Number of units for the deal     C O  O  Numeric  30 10        100  ES_PSA_CFD and Structured Products - This field is Optional when transaction type is Trade, Novation-Trade, Amendment or CorporateAction; Otherwise, Not Applicable.
72 Existing Primary  901.c.4  Y  Notional Amount    The current number of baskets x Fixed Strike Price  C O  O  Numeric  30 10        12345678.12 "Dividend Swaps - When transaction type is Trade, Novation-Trade, Amendment or CorporateAction this field is Conditional: Requared if Number of Shares/Baskets is not populated;
                                        Otherwise, Optional. For all other transactions this field is Not Applicable.
Forwards - When transaction type is Trade, Novation-Trade, Amendment or CorporateAction this field is Conditional: Requared if Number of Shares/Units is not populated; Otherwise, Optional. For all other transactions this field is Not Applicable.
Options - When transaction type
                                        is Trade, Novation-Trade, Amendment or CorporateAction this field is Conditional: Requared if Number of Options is not populated; Otherwise, Optional. For all other transactions this field is Not Applicable."
73 Existing Primary  901.c.4  Y  Notional Amount Currency  The currency of the Notional Amount    C O  O  Text  3   3-digit ISO currency code (ISO 4217)  USD  Dividend Swaps, Forwards and Options - This field is Required if Notional Amount is populated; Otherwise, Not Applicable.
74 Existing Primary  901.c.4  Y  Number of Options   Specifies the Number of Options in respect of a Option
              Transaction.       C O  O  Numeric  30 10        100  Option: Conditional; Required when transaction type is Trade, Novation-Trade, Amendment or CorporateAction; Otherwise, Not Applicable.
75 Existing Primary  901.c.4  Y  Number of Shares/Baskets  Specifies the Number of Shares in respect of an Dividend Swap
              Transaction.       C O  O  Numeric  30 10        100  Dividend Swap: Conditional; Required when transaction type is Trade, Novation-Trade, Amendment or CorporateAction; Otherwise, Not Applicable.
76 Existing Primary  901.c.4  Y  Number of Shares/Units   Specifies the Number of Shares in respect of a Forward
              Transaction.       C O  O  Numeric  30 10        100  Forwards: Conditional; Required when transaction type is Trade, Novation-Trade, Amendment or CorporateAction; Otherwise, Not Applicable.
77 Existing Primary  901.c.4  Y  Option Entitlement (Share)  A multiplier which increases exposure of the underlyer  C O  O  Numeric  20 10        10  Option: When transaction type is Termination or Execise this field is Not Applicable. For all other transactions this field is Conditional. Optional for a single name (share);
                                        Otherwise, Not Allowed.
78 Existing Primary  901.c.4  Y  Underlying Asset Notional  Notional of Underlying Asset     C O  O  Numeric  30 10        123456.12 When transaction type is Novation, Increase or Termination this field is Not Applicable. For all other transactions it is Optional.
79 Existing Primary  901.c.4  Y  Underlying Asset Notional Currency Currency associated with the Underlying Asset Notional   C O  O  Text  3   3-digit ISO currency code (ISO 4217)  USD  Conditional, Required when Underlying Asset Notional is populated; Otherwise, Not Applicable.
80 Existing Primary  901.c.4  Y  Underlying Asset Number of Units/Shares Units per underlier      C O  O  Numeric  30 10        100  ES-PSA-CFD: When transaction type is Novation, Increase or Termination this field is Not Applicable. For all other transactions it is Conditional, Required if Underlying Asset
                                        Notional and Deal Notional are not populated; Otherwise, Optional.
81 Existing Primary  901.c.4  Y  Variance Amount    Size of the deal      C O  O  Numeric  30 10        12345.12 Variance Swap: When transaction type is Novation, Increase or Termination this field is Not Applicable. For all other transactions it is Conditional, Required if Vega Notional
                                        Amount is not populated; Otherwise, Optional.
82 Existing Primary  901.c.4  Y  Vega Notional Amount   Notional of the deal (Variance Amount * 2 * Volatility Strike
              Price)        C O  O  Numeric  30 10        12345678.12 Variance Swap: When transaction type is Novation, Increase or Termination this field is Not Applicable. For all other transactions it is Conditional, Required when Variance
                                        Amount is not populated; Otherwise, Optional.
83 Existing Primary  901.c.4  Y  Vega Notional Currency   The Currency of Vega Notional Amount    C O  O  Text  3   3-digit ISO currency code (ISO 4217)  USD  Variance Swap: Conditional, Required if Vega Notional Amount is populated; Otherwise, Not Applicable.
84 New  Primary
   (Inter-dealer),
   Secondary (role)901.c.5  Y  SEC Trade Party 1 Role   Indication of registration status for Party 1.   R O  O  Text  10     SBSD ,MSBSP,
                                  non-SBSD/MSBSP   SBSD  This field will also be used to identify the Inter-dealer status for Public Price Dissemination as per Rule 901 ( c ) 5
85 New  Primary
   (Inter-dealer),
   Secondary (role)901.c.5  Y  SEC Trade Party 2 Role   Indication of registration status for Party 2.   R O  O  Text  10     SBSD ,MSBSP,
                                  non-SBSD/MSBSP   SBSD  This field will also be used to identify the Inter-dealer status for Public Price Dissemination as per Rule 901 ( c ) 5
86 Existing Primary
   (Intent to
   clear);
   Secondary
   (Clearing  901.c.6;
   agency name) 901.d.6  Y  Clearer Prefix    Prefix of Clearer      C O  O  Text  200     LEI    LEI  Conditional: Required when "Clearer Value" is populated with an LEI. Otherwise, Not Applicable.
87 Existing Primary
   (Intent to
   clear);
   Secondary
   (Clearing  901.c.6;
   agency name) 901.d.6  Y  Clearer Value    Indication if the trade will be
              cleared, and where.      R O  O  Text  200     "true", "false" or
                                  LEI of clearer   F226TOH6YD6XJB17KS62 Options and Variance Swaps - When transaction type is Novation, Increase, Termination or Exercise (if applicable) this field is Not Applicable.
                                         For all other transactions it is Optional.
88 Existing Primary  901.c.7;
     907.a.4  Y  Inter-Affiliate    Indicate whether the transaction is between two affiliated
              entities.       R O  O  Boolean  0     true, false   TRUE
89 Existing Primary  901.c.7;
     907.a.4  Y  Non Standard Flag   "Provides an indication that the transaction has one or more additional term(s) or provision(s) not indicated that
              materially affect(s) the price of the reportable swap
              transaction.
"       R O  O  Text  5     true, false   TRUE
90 New  Primary  901.c.7;
     907.a.4  Y  Pricing context    Usage# 1- Real-Time Reporting: To explain whether and why the primary trade information does not provide all the material information necessary to identify a customized SBS or does not contain the data elements necessary to calculate the price and or whether the reported price may be affected by a factor which is not otherwise discernible to market observers.
              Usage# 2- Recordkeeping: to explain why a trade has not been
              publically reported.       O O  O  Text  200     ClearingForcedTrade,
                                  DefaultTransaction,
                                  PackageOrBespoke,
                                  Prime Brokerage,
                                  Allocation, Cross Border,
                                  HistoricTrade and Price
                                  Reporting Exempt Other  ClearingForcedTrade
91 Existing Primary  901.c.7;
     907.a.4  Y  Compressed Trade   Indication that the trade is as a result of a compression event R O  O  Text  5     true, false   TRUE
92 Existing Secondary 901.d.1  N  Party 1 Prefix    Prefix for the ID in the Trade Party 1 Value field.  This field will be used to validate the value provided in "Trade Party 1
              Value"        R O  R  Text  40     Internal, LEI   LEI  If Trade Party 1 Role = "SBSD" or "MSBSP", then Trade Party 1 Prefix must be "LEI"            DDR will require in its user guide that reporting parties
                                                              or any financial entity provides the LEI prefix except where
                                                              SEC has provided an exemption.  In which case,  an "Internal"
                                                              prefix indication is acceptable

93 Existing Secondary 901.d.1  N  Party 1 Value    The ID of Trade Party 1 associated to the Trade Party 1 Prefix. R O  R  Text  200         7LTWFZYICNSX8D621K86  If Party 1 Prefix is populated with "LEI", then the Party 1 Value must be populated with a valid LEI  (digit check 20 characters).
                                         If Party 1 Prefix is populated with "Internal", then the Party 1 Value (client assigned internal ID) and Party 1 Name must be populated.
94 Existing Secondary 901.d.1  N  Party 2 Prefix    Prefix for the ID in the Trade Party 2 Value field.  This field will be used to validate the value provided in
              "Trade Party 2 Value"      R O  R  Text  40     Internal, LEI   LEI  If Trade Party 2 Role = "SBSD" or "MSBSP", then Trade Party 2 Prefix must be "LEI"            DDR will require in its user guide that reporting parties or any financial entity provides the LEI prefix except where SEC has provided an exemption.  In which case,  an "Internal" prefix indication is acceptable
95 Existing Secondary 901.d.1  N  Party 2 Value    The ID of Trade Party 2 associated to the Trade Party 2 Prefix. R O  R  Text  200         7LTWFZYICNSX8D621K86  If Party 2 Prefix is populated with "LEI", then the Party 2 Value must be populated with a valid LEI  (digit check 20 characters).
                                          If Party 2 Prefix is populated with "Internal", then the Party 2 Value (client assigned internal ID) and Party 2 Name must be populated.
96 New  Secondary 901.d.1  N  Indirect counterparty ID  The Prefix for the ID in the "Indirect counterparty
         - Party 1 Prefix   ID - Party 1 Value" field. This field will be used to validate the value provided in "Indirect counterparty ID
              - Party 1 Value"       O O  O  Text  40     Internal, LEI   LEI
97 New  Secondary 901.d.1  N  Indirect counterparty ID
         - Party 1 Value    The ID of the Indirect Counterparty of Trade Party 1 Value O O  O  Text  200         B4TYDEB6GKMZO031MB27
98 New  Secondary 901.d.1  N  Indirect counterparty ID
         - Party 2 Prefix   The Prefix for the ID in the "Indirect counterparty ID
              - Party 2 Value" field.  This field will be used to validate
              the value provided in "Indirect counterparty ID - Party 2 Value"O O  O  Text  40     Internal, LEI   LEI
99 New  Secondary 901.d.1  N  Indirect counterparty ID
         - Party 2 Value    The ID of the Indirect Counterparty of Trade Party 2 Value O O  O  Text  200         7LTWFZYICNSX8D621K86
100 Existing Secondary 901.d.1  N  Name of Trade Party 1   Legal Name of Party 1      C O  O  Text  200         ABC Corporation
101 Existing Secondary 901.d.1  N  Name of Trade Party 2   Legal Name of Party 2      C O  O  Text  200         XYZ Firm
102 Existing Secondary 901.d.2  N  Broker Id Party 1 Prefix  Prefix of the Broker for Trade Party 1 if applicable.  C O  O  Text  200     LEI    LEI  Conditional: Required when Broker ID Party 1 Value is provided Otherwise, Not Applicable.
103 Existing Secondary 901.d.2  N  Broker Id Party 1 Value   Indicates the LEI of the Broker for Trade Party 1 if
              applicable.       O O  O  Text  200   LEI only acceptable value   549300LRSNKYDM4Q4635
104 Existing Secondary 901.d.2  N  Broker Id Party 2 Prefix  Prefix of the Broker for Trade Party 2 if applicable.  C O  O  Text  200     LEI    LEI  Conditional: Required when Broker ID Party 2 Value is provided Otherwise, Not Applicable.
105 Existing Secondary 901.d.2  N  Broker Id Party 2 Value   Indicates the LEI of the Broker for Trade Party 2 if
              applicable.       O O  O  Text  200   LEI only acceptable value   549300LRSNKYDM4Q4635
106 Existing Secondary 901.d.2  N  Desk ID Party 1    The client assigned identifier for the Desk ID of Trade
              Party 1.       O O  O  Text  40         A128HJ
107 Existing Secondary 901.d.2  N  Desk ID Party 2    The client assigned identifier for the Desk ID of Trade
              Party 2.       O O  O  Text  40         KIU89IKS
108 Existing Secondary 901.d.2  N  Execution Agent Party 1 Prefix  Prefix of the execution agent party 1 value if applicable. C O  O  Text  200     LEI    LEI  Conditional: Required when Execution Agent ID Party 1 Value" field contains an LEI. Otherwise, Not Applicable. "LEI" only acceptable value
109 Existing Secondary 901.d.2  N  Execution Agent Party 1 Value  LEI of execution agent.      O O  O  Text  200   LEI only acceptable value   549300LRSNKYDM4Q4635
110 Existing Secondary 901.d.2  N  Execution Agent Party 2 Prefix  Prefix of the execution agent party 2 value if applicable. C O  O  Text  200     LEI    LEI  Conditional: Required when Execution Agent ID Party 2 Value" field contains an LEI. Otherwise, Not Applicable. "LEI" only acceptable value
111 Existing Secondary 901.d.2  N  Execution Agent Party 2 Value  LEI of execution agent.      O O  O  Text  200   LEI only acceptable value   549300LRSNKYDM4Q4635
112 New  Secondary 901.d.2  N  Branch ID Location Party 1  The location of the Branch for Trade Party 1   O O  O  Text  40   2-digit ISO country code
                                (ISO 3166-3)      US                        The number at the end of the string will identify the particular branch where there are multiple branches in the country and subdivision location.
113 New  Secondary 901.d.2  N  Branch ID Location Party 1 (Subdivision + Branch) The location of the Branch for Trade Party 1 O O  O  Text  40   2-digit ISO Subdivision code
                                (ISO 3166-2) - number    NY-1                        The number at the end of the string will identify the particular branch where there are multiple branches in the country and subdivision location.
114 New  Secondary 901.d.2  N  Branch ID Location Party 2  The location of the Branch for Trade Party 2   O O  O  Text  40   2-digit ISO country code
                                (ISO 3166-3)      US                        The number at the end of the string will identify the particular branch where there are multiple branches in the country and subdivision location.
115 Existing Secondary 901.d.2  N  Trader ID Party 1   ID of the Trader for Party 1     C O  O  Text  40         ABC123
116 Existing Secondary 901.d.2  N  Trader ID Party 2   ID of the Trader for Party 2     C O  O  Text  40         XYZ456
117 Existing Secondary 901.d.3  N  Buyer Prefix    Prefix for the LEI in the Buyer value field.   R O  R  Text  40     Internal, LEI   LEI
118 Existing Secondary 901.d.3  N  Buyer Value    For swaps, the LEI of the Trade Party buying protection.
              For Swaptions, the LEI of the Trade Party paying the premium. R O  R  Text  200         B4TYDEB6GKMZO031MB27  Buyer value must match either Trade Party 1 Value or Trade Party 2 Value.
119 Existing Secondary 901.d.3  Y  Day Count Convention   Determination of the number of days in the accrual period for
              the transaction to calculate the interest payment.   C O  O  Text  20     1/1, 30/360, 30E/360,
                                  30E/360.ISDA, ACT/360,
                                  ACT/365.FIXED, ACT/365L,
                                  ACT/ACT.AFB, ACT/ACT.ICMA,
                                  ACT/ACT.ISDA, ACT/ACT.ISMA,
                                  BUS/252    30/160  Conditional; Optional when transaction type is Trade, Novation-Trade, Amendment, Increase, Termination or CorporateAction; Otherwise, Not Applicable.
120 Existing Secondary 901.d.3  N  Equity Leg Valuation Dates  List of dates to value the equity or reset dates  C O  O  Date  10   YYYY-MM-DD     2016-01-01 For ES-PSA-CFD and when Transaction Type is "amendment", "corporateaction", "novation trade", "trade": Conditional; Not Allowed when Equity Leg Valuation
                                        Frequency Period  is  populated; Optional when Allocation Indicator has a value of "PreAllocation"; Otherwise, Required. For other product types, not applicable
121 Existing Secondary 901.d.3  N  Equity Leg Valuation Frequency Period Equity leg reset frequency     C O  O  Text  1     M, D, W, Y,T   M  ES-PSA-CFD: When transaction type is Trade, Novation-Trade, Amendment, Increase, Termination or CorporateAction this field is Conditional; Not Allowed when Equity
                                        Leg Valuation Dates  are populated; Otherwise, Optional when Allocation Indicator has a value of "PreAllocation"; Otherwise, Required. When transaction type is
                                        Increase or Termination this field is Optional, for Novation it is Not Applicable.
122 Existing Secondary 901.d.3  N  Equity Leg Valuation Frequency Period
         Multiplier    Equity leg reset frequency multiplier    C O  O  Numeric  6         3  ES-PSA-CFD: Conditional; Required when Equity Leg Valuation Frequency Period is populated; Otherwise, Not Applicable.
123 Existing Secondary 901.d.3  N  Fee Out     "This is an at end of swap payment the buyer pays.

If Fee Out
              specifies an amount in Basis Points to be paid by the
              non-equity payer.

Mainly used with AEJ MCAs)"   C O  O  Numeric  30 10        1234.12  ES-PSA-CFD: Conditional; Not Applicable when transaction type is Novation; Otherwise, Optional.
124 Existing Secondary 901.d.3  N  Fixed Amount Payer Prefix  Prefix for the ID in the Fixed amount payer value field. C O  O  Text  200     Internal, LEI   LEI  Conditional; required when Fixed Amount Payer Value is provided
125 Existing Secondary 901.d.3  N  Fixed Amount Payer Value  This field specifies the Party that pays the fixed amount. C O  O  Text  200         B4TYDEB6GKMZO031MB27  "Dividend Swap: Conditional; Not Applicable when transaction type is Novation, Increase or Termination; Otherwise, Required.
This field must match to either
                                         Trade Party 1 or Trade Party 2"
126 Existing Secondary 901.d.3  N  Fixed Amount Receiver Prefix  Prefix for the ID in the Fixed amount receiver value field. C O  O  Text  200     Internal, LEI   LEI  Conditional; required when Fixed Amount Receiver Value is provided
127 Existing Secondary 901.d.3  N  Fixed Amount Receiver Value  This field specifies the Party that receives the fixed amount. C O  O  Text  200         B4TYDEB6GKMZO031MB27  "Divident Swap: Conditional; Not Applicable when transaction type is Novation, Increase or Termination; Otherwise, Required.
This field must match either
                                         Party 1 or Party 2"
128 Existing Secondary 901.d.3  N  Lifecycle Amount Payer Prefix  Prefix for the ID in the Lifecycle amount payer value field. C O  O  Text  200     Internal, LEI   LEI  Conditional; required when Lifecycle Amount Payer Value is provided
129 Existing LifeCycle 901.d.3  N  Lifecycle Amount Payer Value  The party paying the lifecycle payment amount.   C O  O  Text  200         B4TYDEB6GKMZO031MB27  When transaction type is Amendment, Increase, Termination, CorporateAction or Exercise (if applicable) this field is Conditional, Required when the Lifecycle Payment
                                         Amount is populated; Otherwise, Not Applicable; For all other transactions this field is Not Applicable. This field must match to either Party 1 or Party 2
130 Existing LifeCycle 901.d.3  N  Lifecycle Amount Receiver Prefix Prefix for the ID in the Lifecycle amount receiver value field. C O  O  Text  200     Internal, LEI   LEI  Conditional; required when Lifecycle Amount Receiver Value is provided
131 Existing LifeCycle 901.d.3  N  Lifecycle Amount Receiver Value  The party paying the lifecycle payment amount.   C O  O  Text  200         B4TYDEB6GKMZO031MB27  When transaction type is Amendment, Increase, Termination, CorporateAction or Exercise (if applicable) this field is Conditional, Required when the Lifecycle Payment
                                         Amount is populated; Otherwise, Not Applicable; For all other transactions this field is Not Applicable. This field must match to either Party 1 or Party 2
132 Existing Secondary 901.d.3  N  Optional Early Termination Indicator Indicates if Early Termination is applicable on the transaction C O  O  Text  5     true, false   TRUE  ES-PSA-CFD: Conditional; Not Applicable when transaction type is Novation, Increase or Termination; Otherwise, Optional.
133 Existing Secondary 901.d.3  N  Premium Payer Prefix   Prefix for the ID in the premium payer field.   C O  O  Text  200     Internal, LEI   LEI  Conditional; required when premium payer Value is provided
134 Existing Secondary 901.d.3  N  Premium Payer Value   The ID of the Premium Payer associated to the Premium Payer
              Prefix.        C O  O  Text  200         B4TYDEB6GKMZO031MB27  Structured Products: Conditional; Optional when Premium  Amount  is populated; Otherwise, Not Applicable
135 Existing Secondary 901.d.3  N  Underlying Asset Equity Amount
         Payer Prefix    Prefix for the ID in the Underlying Asset Equity Amount Payer
              value field.       C O  O  Text  200     Internal, LEI   LEI  Conditional; required when Underlying Asset Equity Amount Payer value is provided
136 Existing Secondary 901.d.3  N  Underlying Asset Equity Amount
         Payer Value    Payer of performance for  an specific equity underlier  C O  O  Text  200         B4TYDEB6GKMZO031MB27  ES-PSA-CFD:  This field must match to either Trade Party 1 or Trade Party 2
137 Existing Secondary 901.d.3  N  Underlying Asset Equity Amount
         Receiver Prefix    Prefix for the ID in the Underlying Asset Equity Amount  C O  O  Text  200     Internal, LEI   LEI  Conditional; required when Underlying Asset Equity Amount Receiver value is provided
138 Existing Secondary 901.d.3  N  Underlying Asset Equity Amount   Receiver value field.
         Receiver Value    Party that receives the performance the equity leg   C O  O  Text  200         B4TYDEB6GKMZO031MB27  ES-PSA-CFD: This field must match to either Trade Party 1 or Trade Party 2
139 Existing Secondary 901.d.3  N  Underlying Asset Floating Amount  (per underlier)
         Payer Prefix    Prefix for the ID in the Underlying Asset Floating Amount  C O  O  Text  200     Internal, LEI   LEI  Conditional; required when Underlying Asset Floating Amount Payer value is provided
140 Existing Secondary 901.d.3  N  Underlying Asset Floating Amount  Payer value field.
         Payer Value    Party that pays the funding leg     C O  O  Text  200         7LTWFZYICNSX8D621K86  ES-PSA-CFD: This field must match to either Trade Party 1 or Trade Party 2
141 Existing Secondary 901.d.3  N  Underlying Asset Floating Amount
         Receiver Prefix    Prefix for the ID in the Underlying Asset Floating Amount  C O  O  Text  200     Internal, LEI   LEI  Conditional; required when Underlying Asset Floating Amount Receiver value is provided
142 Existing Secondary 901.d.3  N  Underlying Asset Floating Amount  Receiver value field.
         Receiver Value    Party receiving the  funding leg payment   C O  O  Text  200         7LTWFZYICNSX8D621K86  ES-PSA-CFD:This field must match to either Trade Party 1 or Trade Party 2
143 Existing Secondary 901.d.4  N  Master Agreement Date   The date of the agreement executed between the parties to
              the trade and intended to govern all applicable Equity
              derivatives transactions between those parties.   C O  O  Date  10  YYYY-MM-DD      2016-01-01 Conditional; Not Applicable when  Master Agreement Type has a value of "None" or it is blank; Otherwise, Optional.
144 Existing Secondary 901.d.4  N  Master Agreement Type   The type of the agreement executed between the parties to
              the trade and intended to govern all applicable Equity
              derivatives transactions between those parties.   R O  O  Text  75     Free text or "None"  None
145 Existing Secondary 901.d.4  N  Master Agreement Version  The version of the agreement executed between the parties to the trade and intended to govern all applicable Equity
              derivatives transactions between those parties.   C O  O  Text  20         2002  Conditional; Not Applicable when  Master Agreement Type has a value of "None" or it is blank; Otherwise, Optional.
146 New  Secondary 901.d.4  N  Collateral agreement title  The title of the collateral agreement    O O  O  Text  200         Credit Support Annex Agreement
147 New  Secondary 901.d.4  N  Collateral agreement date  The date of the collateral agreement    O O  O  Date  10  YYYY-MM-DD      2016-01-01
148 New  Secondary 901.d.4  N  Other agreement title   The title of other agreement     O O  O  Text  200         ISDA2007PartialLookthroughDepositoryReceiptSupplement
149 New  Secondary 901.d.4  N  Other agreement date   The date of other agreement     O O  O  Date  10  YYYY-MM-DD      2014-01-01
150 Existing Secondary 901.d.4  N  MCA Date    The date of the MCA      C O  O  Date  10  YYYY-MM-DD      2016-01-01 Conditional; Required when MCA Type is populated; Otherwise, Not Applicable
151 Existing Secondary 901.d.4  N  MCA Type    The type of MCA       C O  O  Text  75     Please refer to the
                                  Suggest Values MCA Type tab 2004AmericanMCA Not Applicable for Novation, Increase, Termination or Exercise (if applicable), for all other transactions it is Optional
152 Existing Secondary 901.d.5  N  Futures Price Valuation   Specifies if Futures Price Valuation is applicable to a
              transaction.       C O  O  Text  5     true, false   TRUE  Options and Variance Swaps - This field is Optional when transaction type is Trade, Novation-Trade, Amendment or CorporateAction; Otherwise, Not Applicable.
153 Existing Secondary 901.d.5  N  Futures Price    Specifies if Futures Price Valuation is applicable to a
              transaction.       C O  O  Text  5     true, false   TRUE  ES-PSA-CFD: Conditional; Not Applicable when transaction type is Novation, Increase or Termination; Otherwise, Optional.
154 New  Secondary 901.d.7  N  Clearing Exception Type   Indicates the type of clearing exception invoked on the
              transaction.        O O  O  Text  40     Enduserexemption,
                                  Affiliateexemption  Enduserexemption
155 Existing Secondary 901.d.7  N  Clearing exception party prefix  Prefix for the Clearing Exception Party Value   C O  O  Text  20 0    Internal, LEI   549300LRSNKYDM4Q4635 Conditional; Required if Clearing Exception Type = "Enduserexemption"
156 Existing Secondary 901.d.7  N  Clearing Exception Party Value  LEI of the Clearing Exception Party for end-user clearing
              exceptions.        C O  O  Text  200         549300LRSNKYDM4Q4635 Conditional, Required if Clearing Exception Party Prefix is submitted. Otherwise, not allowed.
157 Existing Secondary 901.d.8  N  Settlement Currency   The currency of settlement.     O O  O  Text  3  3-digit ISO
                               currency code
                               (ISO 4217)      USD  Conditional; Not Applicable when transaction type is Novation, Increase, Termination or Exercise (if applicable). Otherwise, Optional.
158 Existing Secondary 901.d.8  N  Settlement Method   The settlement terms which apply to the transaction.  C O  O  Text  15     Cash, Physical,
                                  Cash/Physical, Election Cash   Conditional; Not Applicable when transaction type is Novation, Increase, Termination or Exercise (if applicable). Otherwise, Optional.
159 Existing Secondary 901.d.8  N  Settlement Type    "For a Cash-settled Option, specifies the Settlement Type for purposes of determining the Option Cash Settlement Amount  in respect of a Option Transaction.
For a Physically-settled Option
              this field is not applicable and will not be displayed.0" C O  O  Text  20     Vanilla, Composite,
                                  CrossCurrency, Quanto  Vanilla  Option: When transaction type is Novation, Increase, Termination or Exercise this field is Not Applicable. For all other transactions it is Conditional,
                                        Not Applicable when Settlement Price Default Election is 'Hedge Execution'; Otherwise, Optional.
160 Existing Secondary 901.d.9  N  Execution Venue    The exchange or execution facility on which the trade was
              executed.       O O  O  Text  200  LEI only
                               acceptable value     5493003IUYOH354SNS58
161 Existing Secondary 901.d.9  N  Execution Venue Prefix   The prefix for the execution venue    O O  O  Text  20     LEI
162 Existing LifeCycle 901.e.1.i N  Lifecycle Change in Deal
         Notional Amount    Identifies the change in deal notional between the previously
              outstanding and currently outstanding notional.   C O  O  Numeric  30 10        12345.12 "ES_PSA_CFD - This field is Optional when transaction type is Novation, Increase or Termination; Otherwise, Not Applicable.
Structured Products -
                                        This field is Optional when transaction type is Novation, Increase, Termination or Exercise; Otherwise, Not Applicable."
163 Existing LifeCycle 901.e.1.i N  Lifecycle Change in Deal
         Notional Amount Currency  The currency related to the Lifecycle Change in Deal Notional
              Amount when submitted       C O  O  Text  3  3-digit ISO
                               currency code
                               (ISO 4217)      USD  ES_PSA_CFD and Structured Products - This field is Required when Lifecycle Change in Deal Notional Amount is populated; Otherwise, Not Applicable.
164 Existing LifeCycle 901.e.1.i N  Lifecycle Change in Deal Units  Change in number of units for whole deal   C O  O  Numeric  30 10        50  "ES_PSA_CFD - This field is Optional when transaction type is Novation, Increase or Termination; Otherwise, Not Applicable.
Structured Products -
                                        This field is Optional when transaction type is Novation, Increase, Termination or Exercise; Otherwise, Not Applicable."
165 Existing LifeCycle 901.e.1.i N  Lifecycle Change in Notional Amount Identifies the change in notional between the previously
              outstanding and currently outstanding notional.   C O  O  Numeric  30 10        1234.12  "Dividend Swaps and Forwards - This field is Optional when transaction type is Novation, Increase or Termination; Otherwise, Not Applicable.
Options -
                                        This field is Optional when transaction type is Novation, Increase, Termination or Exercise; Otherwise, Not Applicable."
166 Existing LifeCycle 901.e.1.i N  Lifecycle Change in Notional Amount
         Currency    The currency related to the Lifecycle Change in Notional
              Amount when submitted       C O  O  Text  3  3-digit ISO
                               currency code
                               (ISO 4217)      USD  Dividend Swaps, Forwards and Options - This field is Required if Lifecycle Change in Notional Amount is populated; Otherwise, Not Applicable.
167 Existing LifeCycle 901.e.1.i N  Lifecycle Underlying Asset  The underlying asset to be modified on a lifecycle event C O  O  Text  50     Blank is a valid value for
                                  "SingleOther" or "Basket".
                                  Freetext is also allowed
                                  for "SingleOther" or
                                  "Basket".   Basket  "ES_PSA_CFD - When transaction type is Novation, Increase or Termination this field is Conditional, Optional if the only Lifecycle Underlying Asset
                                        Identifier Type is ""SingleOther"" or ""Basket""; Otherwise, Required. For all other transactions this field is Not Applicable.
Structured Products -
                                        When transaction type is Novation, Increase, Termination or Exercise this field is Conditional: Optional if Lifecycle Underlying Asset Identifier
                                        Type has a value of SingleOther or Basket; Otherwise, Required if Lifecycle Underlying Asset Identifier Type is populated; Otherwise, Not Applicable.
                                        For all other transactions this field is Not Applicable."
168 Existing LifeCycle 901.e.1.i N  Lifecycle Underlying Asset Identifier
         Type     Scheme of the underyler code (ISIN, Bloomberg)   C O  O  Text  20     RIC, SEDOL, ISIN, Valoren,
                                  CUSIP, Bloomberg, SingleOther
                                  (a generic name for any Single
                                  Reference underlying), Basket
                                  (firm specific multi component
                                  underlying), "SICC"  RIC  "ES_PSA_CFD - When transaction type is Novation, Increase or Termination this field is Conditional, Optional if Product ID Value has a value of
                                        Equity:Other or Basket; Otherwise, Not Applicable. For all other transactions this field is Not Applicable.
Structured Products - When transaction
                                        type is Novation, Increase, Termination or Exercise this field is Conditional: Optional if Lifecycle Underlying Asset Identifier Type has a value of
                                        SingleOther or Basket; Otherwise, Required if Lifecycle Underlying Asset Identifier Type is populated; Otherwise, Not Applicable. For all other transactions this field is Not Applicable."
169 Existing LifeCycle 901.e.1.i N  Event Processing ID   Indicates when the trade is part of a multi-transaction
              event (e.g. credit event, compression).     O O  O  Text  40     Alphanumeric value  CREDITEVENT_01
170 Existing LifeCycle 901.e.1.i N  Execution Timestamp   The date and time of execution of the post trade transaction.  C O  O  DateTime 20  YYYY-MM-DDTHH:MM:SSZ
                               (UTC format)      2012-04-10T15:24:42Z Required for any post trade event
171 Existing LifeCycle 901.e.1.i N  Lifecycle Change in Number of Options Identifies the change in Number of Options between the
              previously outstanding and currently outstanding notional.  C O  O  Numeric  30 10        50  Option: Conditional; Required when transaction type is Novation, Increase, Termination or Exercise; Otherwise, Not Applicable.
172 Existing LifeCycle 901.e.1.i N  Lifecycle Change in Number of
         Shares/Baskets    Identifies the change in Number of Shares/Baskets between the
              previously outstanding and currently outstanding notional.  C O  O  Numeric  30 10        50  Dividend Swap: Conditional; Required when transaction type is Novation, Increase or Termination; Otherwise, Not Applicable.
173 Existing LifeCycle 901.e.1.i N  Lifecycle Change in Number of
         Units/Shares    Identifies the change in Number of Units/Shares between the
              previously outstanding and currently outstanding notional.  C O  O  Numeric  30 10        50  Forwards: Conditional; Required when transaction type is Novation, Increase or Termination; Otherwise, Not Applicable.
174 Existing LifeCycle 901.e.1.i N  Lifecycle Change in Underlying Asset
         Number of Units/Shares   Identifies the change in Underlying Asset Units/Shares between
              the previously outstanding and currently outstanding notional.  C O  O  Numeric  30 10        50  ES-PSA-CFD: When transaction type is Novation, Increase or Termination this field is Conditional, Required when Lifecycle Change in Underlying Asset Notional and
                                        Lifecycle Change in Deal Notional are not populated; Otherwise, Optional. For all other transactions this field is Not Applicable.
175 Existing LifeCycle 901.e.1.i N  Lifecycle Change in Variance Amount Identifies the change in notional between the previously
              outstanding and currently outstanding Vega Amount.   C O  O  Numeric  30 10        1234.12  Variance Swap: When transaction type is Novation, Increase or Termination this field is Conditional, Required when Lifecycle Change in Vega Notional is not populates;
                                        Otherwise, Optional. For all other transactions this field is Not Applicable.
176 Existing LifeCycle 901.e.1.i N  Lifecycle Change in Vega Notional Identifies the change in notional between the previously
              outstanding and currently outstanding Vega Notional   C O  O  Numeric  30 10        12345.12 Variance Swap: When transaction type is Novation, Increase or Termination this field is Conditional, Required when Lifecycle Change in Variance Amount is not populated;
                                        Otherwise, Optional. For all other transactions this field is Not Applicable.
177 Existing LifeCycle 901.e.1.i N  Lifecycle Change in Vega Notional
         Currency    The currency related to the Lifecycle Change in Vega Notional
              Currency when submitted      C O  O  Text  3  3-digit ISO currency
                               code (ISO 4217)      USD  Variance Swap: Conditional; Optional when transaction type is Amendment, Novation, Increase, Termination, CorporateAction or Exercise (if applicable);
                                        Otherwise, Not Applicable.
178 Existing LifeCycle 901.e.1.i Y  Lifecycle Event    Describes the event type of the record being submitted.  C O  O  Text  50     "Enumerated values:

                                  - Trade**

                                  - Termination*

                                  - Increase

                                  - Exercise

                                  - Novation

                                  - Novation-Trade

                                  - CorporateAction

                                  - Amendment

                                  - Modify

                                  - Cancel

                                  - Backload

                                  - ValuationUpdate
                                  (not supported on Exit)

                                  - Reset

                                  - Error
                                  (supported only on Exit)
                                  or FPML value
                                  RaisedInError
                                  (in withdrawal message)

                                  - Compression (supported
                                  only on Exit) or FPML
                                  value PortfolioCompression
                                  (in withdrawal message)

                                  - Termination* with
                                  compressed trade indicator
                                  = true indicates
                                  compression event

                                  - Trade** with compressed
                                  trade indicator
                                  = true indicates
                                                                                                                                                                      Compressed Trade"  Termination Required for any post trade events submitted on Snapshot messages.
179 Existing LifeCycle 901.e.1.i N  Lifecycle Payment Amount  Payment by one of the parties for the right to transact this
              event.        C O  O  Numeric  30 10        12345.12 Conditional; Optional when transaction type is Amendment, Increase, Termination, CorporateAction or Exercise (if applicable); Otherwise, Not Applicable.
180 Existing LifeCycle 901.e.1.i N  Lifecycle Payment Amount Currency The currency related to the Lifecycle Payment Amount  C O  O  Text  3  3-digit ISO currency
                               code (ISO 4217)      USD  Conditional; Required when Lifecycle Payment Amount is populated; Otherwise, Not Applicable
181 Existing LifeCycle 901.e.1.i N  Lifecycle Payment Date   The payment date for the lifecycle event   C O  O  Date  10  YYYY-MM-DD      2016-01-01 Conditional; Required when the Lifecycle Payment Amount is populated; Otherwise, Not Applicable.
182 Existing LifeCycle 901.e.1.i N  Lifecycle Transaction Date  The execution date of the lifecycle event   C O  O  Date  10  YYYY-MM-DD      2016-01-01 Conditional; Not Applicable when transaction type is Trade or Novation-Trade; Otherwise, Required.
183 Existing LifeCycle 901.e.1.i N  Lifecycle Underlying Asset Equity
         Amount Payer Prefix   Prefix for the ID in the Lifecycle Underlying Asset Equity
              Amount Payer value field.     C O  O  Text  200     Internal, LEI   LEI  C; required when Lifecycle Underlying Asset Equity Amount Payer value is provided
184 Existing LifeCycle 901.e.1.i N  Lifecycle Underlying Asset Equity
         Amount Payer Value   Payer of performance for  an specific equity underlier  C O  O  Text  200         B4TYDEB6GKMZO031MB27  This field must match either Party 1 or Party 2
185 Existing LifeCycle 901.e.1.i N  Lifecycle Underlying Asset Equity
         Amount Receiver Prefix   Prefix for the ID in the Lifecycle Underlying Asset Equity
              Amount Receiver value field.     C O  O  Text  200     Internal, LEI   LEI  C; required when Lifecycle Underlying Asset Equity Amount Receiver value is provided
186 Existing LifeCycle 901.e.1.i N  Lifecycle Underlying Asset Equity
         Amount Receiver Value   Receiver of performance for  an specific equity underlier C O  O  Text  200         B4TYDEB6GKMZO031MB27  This field must match either Party 1 or Party 2
187 Existing LifeCycle 901.e.1.i N  Lifecycle Underlying Asset Initial
         Price     This field represents the price per share/unit of  that were increase or decreased due to this event. On Equity Swap (any),
              PSA (any) or CFD (any)  more than one value may be specified
              by separating the values with a semicolon.   C O  O  Numeric  30 10        1234.12  ES-PSA-CFD: When transaction type is Novation, Increase or Termination this field is Conditional, Not Allowed when Lifecycle Underlying Asset Initial Price
                                        Election is populated; Otherwise, Optional. For all other transactions this field is Not Applicable.
188 Existing LifeCycle 901.e.1.i N  Lifecycle Underlying Asset Initial
         Price Currency    The currency of the Lifcycle Underlying Asset Initial Price C O  O  Text  3  3-digit ISO currency
                               code (ISO 4217)      1234.12  ES-PSA-CFD: Conditional, Required when Lifecycle Underlying Asset Initial Price is populated; Otherwise, Not Applicable.
189 Existing LifeCycle 901.e.1.i N  Lifecycle Underlying Asset Initial
         Price Election    Method to identify the Lifecycle Underlying Asset Initial Price C O  O  Text  40     HedgeExecution,
                                  AgreedInitialPrice,
                                  VWAP, TWAP, Close  HedgeExecution ES-PSA-CFD: When transaction type is Novation, Increase or Termination this field is Conditional, Not Allowed when Lifecycle Underlying Asset Initial
                                        Price is populated; Otherwise, Optional. For all other transactions this field is Not Applicable.
190 Existing Secondary 901.e.1.i N  Party 1 Event ID   A value provided by the user representing the lifecycle event
              for party 1.       C O  O  Text  40         EVENTID1 Conditional; Not Applicable when transaction type is Trade or Novation-Trade; Otherwise, Required.
191 Existing Secondary 901.e.1.i N  Party 2 Event ID   A value provided by the user representing the lifecycle event
              for party 2.       C O  O  Text  40         EVENTID2 Conditional; Not Applicable when transaction type is Trade or Novation-Trade; Otherwise, Required.
192 Existing LifeCycle 901.e.1.i N  Prior UTI    Indicates the prior transaction ID of a swap resulting from an allocation, termination, novation, assignment, compression
              or clearing.        O O  O  Text  200     200 alphanumeric string  ANC03032814582568647972480698046
193 Existing GTR  901.e.1.i N  Process Date Time   Used to order modification of the same messages   C O  O  DateTime 20  YYYY-MM-DDTHH:MM:SSZ
                               (UTC format)      2012-04-10T15:24:42Z Conditional; Required when message type is PET, Confirm or PET-Confirm; Otherwise, Not Applicable.
194 Existing LifeCycle 901.e.1.i N  Remaining Party Prefix   The Prefix for the ID value submitted in Remaining Party Value. C O  O  Text  40     Internal, LEI   LEI  Conditional; Required when transaction type is Novation-Trade or Novation. For all other transactions it is Not Applicable.
195 Existing LifeCycle 901.e.1.i N  Remaining Party Value   The ID for the Remaining Party.  This field represents the
              remaining party of a novated or assigned trade.    C O  O  Text  200         5493003IUYOH354SNS58  Conditional; Required when Remaining Party Prefix is populated; Otherwise, Not Applicable. Remaining Party must match either Trade Party 1 or Trade Party 2
196 Existing GTR  901.e.1.i N  Transaction Type   "The Type of Transaction being submitted, whether for a new submission or post trade event.
"    R R  R  Text  20     Trade, Historical Expired,
                                  Historical, Backload,
                                  Novation-trade, Exit,
                                  Novation, Termination,
                                  Amendment, Increase,
                                  Partial Termination,
                                  Exercise   Trade
197 Existing LifeCycle 901.e.1.i N  Transferee (EE) Prefix   The Prefix for the ID value submitted in 'Transferee value'. C O  O  Text  200     Internal, LEI   LEI  Conditional; Required when transaction type is Novation-Trade. For all other transactions it is Not Applicable.
198 Existing LifeCycle 901.e.1.i N  Transferee (EE) Value   The ID of the Transferee.  This field represents the Trade
              Party that steps into an existing trade as a result of a
              novation or assignment.      C O  O  Text  200         5493003IUYOH354SNS58  Conditional; Required when Transferee (EE) Prefix is populated; Otherwise, Not Applicable. Transferee must match either Trade Party 1 or Trade Party 2
199 Existing LifeCycle 901.e.1.i N  Transferor (OR) Prefix   The Prefix for the ID value submitted in 'Transferor value'. C O  O  Text  200     Internal, LEI   LEI  Conditonal; Required when transaction type is Novation. For all other transactions it is Not Applicable.
200 Existing LifeCycle 901.e.1.i N  Transferor (OR) Value   The ID of the Transferor.  This field represents the Trade
              Party that has assigned or novated the trade to the Transferee.
              This is the "step-out" party of the original trade.  C O  O  Text  200         5493003IUYOH354SNS58  Conditional; Required when Transferor (OR) Prefix is populated; Otherwise, Not Applicable. Transferor must match either Trade Party 1 or Trade Party 2
201 Existing Secondary 901.g;
     901.d.10;
     901.e.2  N  UTI     Unique transaction Identifier assigned to a swap.  R O  O  Text  200  200 alphanumeric string     ANC03032814582568647972480698046
202 New  Secondary 901.d.2  N  Branch ID Location Party 2
         (Subdivision + Branch)   The location of the Branch for Trade Party 2   O O  O  Text  40  2-digit ISO Subdivision
                               code (ISO 3166-2) - number    NY-1                        The number at the end of the string will identify the particular branch where there are multiple branches in the country and subdivision location.
203 Existing GTR  902.c.7  N  Allocation Indicator   An indication that the swap is a post-allocation or a
              pre-allocation swap.       O O  O  Text  20 0    PreAllocation, PostAllocation PreAllocation
204 Existing GTR  13n-5(b)(1)(iii)N  Confirmation Type   Indicates if the PET or Confirmation submission is a paper document or an electronic document.  "Not Confirmed" indicates a transaction that will not have a confirmation (i.e. internal
              trade).        R O  O  Text  20     Electronic,NonElectronic,
                                  NotConfirmed, NonConfirmed Electronic
205 Existing GTR  13n-5(b)(1)(iii)N  Data Submitter Prefix   Prefix for the value provided in the "Data Submitter value". R R  R  Text  40         LEI
206 Existing GTR  13n-5(b)(1)(iii)N  Data Submitter Value   The LEI for the Submitter.     R R  R  Text  200         B4TYDEB6GKMZO031MB27
207 Existing GTR  DDR required Y  Action     This is a DTCC control field, which describes the action to be
              applied to the trade message.     R R  R  Text  10     New / Modify / Cancel  New
208 Existing GTR  DDR required N  As of Date/Time    This is the timestamp that the user is providing for the
              lifecycle event or new transaction.    C O  R  DateTime 20  YYYY-MM-DDTHH:MM:SSZ
                               (UTC format)      2012-04-10T15:24:42Z Required when message type is Snapshot; Otherwise, Not Applicable.             This field is used by the SBSDR for sequencing to build the current state of the transaction record.
209 Existing GTR  DDR required N  Message ID    This field allows a client to submit their own message ID for
              internal purposes.      O O  O  Text  256         123456ABC65A
210 Existing GTR  DDR required N  Message Type    This field will describe the type of TR message being
              submitted (Confirmation, PET, Realtime, Snapshot etc.).  R R  R  Text  20 0    RT, PET, Confirm, Snapshot,
                                  PET-Confirm, Verification PET
211 Existing GTR  DDR required N  Party 1 Reporting Obligation  This field identifies the regulator the submitter has
              requested the message be sent to.    C O  O  Text  100     SEC    SEC  Either Reporting Obligation 1 or Reporting Obligation 2 must be populated                   "SEC*"  is to support where SEC provides an exemption to the user for masking counterparty information for historical trades. Federal Register page 145925:
                                                              "the Commission will consider requests for exemptions from the requirement under
                                                              Rule 901(i) to report the identity of a counterparty with respect to historical security-based swaps."
212 Existing GTR  DDR required N  Party 2 Reporting Obligation  This field identifies the regulator the submitter has
              requested the message be sent to.    C O  O  Text  100     SEC    SEC  Either Reporting Obligation 1 or Reporting Obligation 2 must be populated                   "SEC*"  is to support where SEC provides an exemption to the user for masking counterparty information for historical trades. Federal Register page 145925:
                                                              "the Commission will consider requests for exemptions from the requirement under
                                                              Rule 901(i) to report the identity of a counterparty with respect to historical security-based swaps."
213 Existing GTR  DDR required N  SendTo     Used for routing messages to DTCC's GTR data centers.  O O  O  Text  10     DTCCGTR, DTCCUS,
                                  DTCCEU,DTCCSG   DTCCUS
214 Existing GTR  DDR required N  Submitted For Prefix   The Prefix for the Submitted for Value    R O  O  Text  40         LEI
215 Existing GTR  DDR required N  Submitted For Value   The ID of the party the transaction is submitted for.   R O  O  Text  200         7LTWFZYICNSX8D621K86
216 Existing GTR  DDR required N  Version     An indication of the version of the message specification(s)
              under which this submission has been constructed. The version number is comprised of the cross-asset spec version number and the asset class specific version number. A blank value will
              default to the version CA3.0EQ2.0    O O  O  Text  20     Valid value is CA4.0EQ3.0 CA4.0EQ3.0
217 Existing GTR  13n-5(b)(1)(iii)N  Confirmation Date Time   Denotes the business date and time of the confirm  O O  O  Text  20       YYYY-MM-DDTHH:MM:SSZ
                                  (UTC format)   2012-04-10T15:24:42Z

GTR Product ID Value      Base Product Sub-Product    Transaction type
Equity:Swap:PriceReturnBasicPerformance:SingleName  Swap  Price Return Basic Performance Single Name
Equity:Swap:PriceReturnBasicPerformance:SingleIndex  Swap  Price Return Basic Performance Single Index
Equity:Swap:PriceReturnBasicPerformance:Basket   Swap  Price Return Basic Performance Basket
Equity:Swap:ParameterReturnDividend:SingleName   Swap  Parameter Return Dividend Single Name
Equity:Swap:ParameterReturnDividend:SingleIndex   Swap  Parameter Return Dividend Single Index
Equity:Swap:ParameterReturnDividend:Basket   Swap  Parameter Return Dividend Basket
Equity:Swap:ParameterReturnVariance:SingleName   Swap  Parameter Return Variance Single Name
Equity:Swap:ParameterReturnVariance:SingleIndex   Swap  Parameter Return Variance Single Index
Equity:Swap:ParameterReturnVariance:Basket   Swap  Parameter Return Variance Basket
Equity:Swap:ParameterReturnVolatility:SingleName  Swap  Parameter Return Volatility Single Name
Equity:Swap:ParameterReturnVolatility:SingleIndex  Swap  Parameter Return Volatility Single Index
Equity:Swap:ParameterReturnVolatility:Basket   Swap  Parameter Return Volatility Basket
Equity:PortfolioSwap:PriceReturnBasicPerformance:SingleName Portfolio Swap Price Return Basic Performance Single Name
Equity:PortfolioSwap:PriceReturnBasicPerformance:SingleIndex Portfolio Swap Price Return Basic Performance Single Index
Equity:PortfolioSwap:PriceReturnBasicPerformance:Basket  Portfolio Swap Price Return Basic Performance Basket
Equity:ContractForDifference:PriceReturnBasicPerformance:SingleName Contract For Difference  Price Return Basic Performance  Single Name
Equity:ContractForDifference:PriceReturnBasicPerformance:SingleIndex Contract For Difference  Price Return Basic Performance  Single Index
Equity:ContractForDifference:PriceReturnBasicPerformance:Basket  Contract For Difference  Price Return Basic Performance  Basket
Equity:Option:PriceReturnBasicPerformance:SingleName  Option  Price Return Basic Performance Single Name
Equity:Option:PriceReturnBasicPerformance:SingleIndex  Option  Price Return Basic Performance Single Index
Equity:Option:PriceReturnBasicPerformance:Basket  Option  Price Return Basic Performance Basket
Equity:Option:ParameterReturnDividend:SingleName  Option  Parameter Return Dividend Single Name
Equity:Option:ParameterReturnDividend:SingleIndex  Option  Parameter Return Dividend Single Index
Equity:Option:ParameterReturnDividend:Basket   Option  Parameter Return Dividend Basket
Equity:Option:ParameterReturnVariance:SingleName  Option  Parameter Return Variance Single Name
Equity:Option:ParameterReturnVariance:SingleIndex  Option  Parameter Return Variance Single Index
Equity:Option:ParameterReturnVariance:Basket   Option  Parameter Return Variance Basket
Equity:Option:ParameterReturnVolatility:SingleName  Option  Parameter Return Volatility Single Name
Equity:Option:ParameterReturnVolatility:SingleIndex  Option  Parameter Return Volatility Single Index
Equity:Option:ParameterReturnVolatility:Basket   Option  Parameter Return Volatility Basket
Equity:Forward:PriceReturnBasicPerformance:SingleName  Forward  Price Return Basic Performance Single Name
Equity:Forward:PriceReturnBasicPerformance:SingleIndex  Forward  Price Return Basic Performance Single Index
Equity:Forward:PriceReturnBasicPerformance:Basket  Forward  Price Return Basic Performance Basket
Equity:Other       Other

 Price Return Basic Performance Sub-product  includes instruments such as vanilla options, 1-Delta, EFS, TRS etc.
 The Other Sub-product includes structured and exotic

Suggested Master Confirmation Agreement (MCA) Values
Product Master  Confirmation Type
Equity Option 2004EquityEuropeanInterdealer'
Equity Option EquityAmericas'
Equity Option' EquityAsia'
Equity Option EquityEuropean'
Equity Option EquityOptionAEJPrivate'
Equity Option EquityOptionAmericasPrivate'
Equity Option 'EquityOptionEMEAPrivate'
Equity Option 'EquityOptionEuropePrivate'
Equity Option 'EquityOptionGlobalPrivate'
Equity Option 'EquityOptionPanAsiaPrivate'
Equity Option GlobalMCA'
Equity Option ISDA2004EquityAmericasInterdealer'
Equity Option 'ISDA2005EquityAsiaExcludingJapanInterdealer'
Equity Option 'ISDA2005EquityJapaneseInterdealer'
Equity Option 'ISDA2007EquityEuropean'
Equity Option 'ISDA2008EquityAmericas'
Equity Option 'ISDA2008EquityAsiaExcludingJapan'
Equity Option ISDA2008EquityJapanese'
Equity Option 'ISDA2009EquityAmericas'
Equity Option 'ISDA2010EquityEMEAInterdealer'

Variance Swap 2005VarianceSwapEuropeanInterdealer'
Variance Swap EquityAmericas'
Variance Swap EquityAsia'
Variance Swap EquityEuropean'
Variance Swap GlobalMCA'
Variance Swap ISDA2004EquityAmericasInterdealer'
Variance Swap ISDA2006VarianceSwapJapaneseInterdealer'
Variance Swap ISDA2007VarianceSwapAmericas'
Variance Swap ISDA2007VarianceSwapAsiaExcludingJapan'
Variance Swap ISDA2007VarianceSwapEuropean'

Dividend Swap '2006DividendSwapEuropeanInterdealer'
Dividend Swap 'DividendSwapAmericasPrivate'
Dividend Swap EquityAmericas'
Dividend Swap EquityAsia'
Dividend Swap EquityEuropean'
Dividend Swap GlobalMCA'
Dividend Swap 'ISDA2008DividendSwapJapan'
Dividend Swap 'ISDA2008DividendSwapJapaneseRev1'

Equity Swap EquityAmericas'
Equity Swap EquityAsia'
Equity Swap EquityEuropean'
Equity Swap 'EquitySwapAEJPrivate'
Equity Swap 'EquitySwapAmericasPrivate'
Equity Swap 'EquitySwapEuropePrivate'
Equity Swap GlobalMCA'
Equity Swap 'ISDA2004EquityAmericasInterdealer'
Equity Swap 'ISDA2005EquitySwapAsiaExcludingJapanInterdealer'
Equity Swap 'ISDA2007EquityEuropean'
Equity Swap 'ISDA2007EquityFinanceSwapEuropean'
Equity Swap 'ISDA2008EquityFinanceSwapAsiaExcludingJapan'
Equity Swap 'ISDA2009EquityEuropeanInterdealer'
Equity Swap 'ISDA2009EquityEuropeanInterdealer'
Equity Swap 'ISDA2009EquitySwapAmericas'
Equity Swap 'ISDA2009EquitySwapPanAsia'